UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 19, 2021

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

Item 5.02.	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 19, 2021, Yves Ribeill, Ph.D., the Chair of the Board of Directors of Calyxt, Inc. (the “Company”), was appointed as the Executive Chair of the Board of Directors and in that capacity, will serve as the Company’s principal executive officer until the appointment of a successor to James Blome, the Company’s Chief Executive Officer.

Additionally, effective February 19, 2021, Mr. Blome ceased serving as the Company’s Chief Executive Officer.  Mr. Blome will be entitled to the compensation benefits on the terms described in his offer letter agreement with the Company dated September 17, 2018 applicable to such a termination without cause.

Dr. Ribeill, 61, has served as a member of the Company’s Board of Directors since July 2018 and as the Company’s  interim Chief Executive Officer from August 2018 until October 2018. Since January 2018, he has served as the Chief Executive Officer of Ribogenics, Inc., which is a private biotechnology company working on RNA biology. Dr. Ribeill was also a founder of SCYNEXIS, Inc. (NASDAQ: SCYX), served as its Chief Executive Officer from November 1999 until April 2015. Dr. Ribeill has more than 35 years of experience in the healthcare industry, with an expertise in anti-infective diseases. Prior to moving to the U.S. 21 years ago, Dr. Ribeill held several management positions during his international career with Rhône-Poulenc and Aventis in France and in the UK. Dr. Ribeill was a member of the Scientific Advisory Committee of the World Health Organization and the Medicines for Malaria Venture in Geneva.

Item 7.01.	Regulation FD.

On February 19, 2021, the Company issued a press release regarding these leadership changes, which is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description
99.1 104	Press Release Issued by Calyxt, Inc. February 19, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2021

CALYXT, INC

By:	/s/ Yves Ribeill
Name:	Yves Ribeill
Title:	Executive Chair